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                                                                   Exhibit 10.13

                                          Translated from Romanian into English.


                           CONTRACT OF BUYING-SELLING
                            No. 7/3-01(January) 2000
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                             1. CONTRACTING PARTIES
SELLER: "ILITAX-PAC" LTD, the office is situated in Chisinau, Dacia str. 30/1, ap. 133, tel: 55.84.96, t/a 19569010. Moldincombank Telecomtrans, s/a 2251132001225, b/a 280101332, represented by manager David Gvedasvili.

BUYER:                 "ASCONI" LTD,
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       Universalbank, t/a 231582, VAT code 6700446,
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                       s/a 22240001016
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concluded the following Contract of buying-selling with observance of following conditions:

                              2. CONTRACT SUBJECTS
Art.1. The SELLER is obligated to sell and the BUYER is obligated to buy the goods, corrugated board boxes. The sides in the appendixes that will be added to the following contract will mention the sort, quantity and price.

                     3. LOADING, TRANSPORTATION, DOCUMENTS,
                              RECEIVING, SHIPMENT
Art.2. The goods will be loaded and transported from the "ILITAX-PAC" LTD office by the Buyer. The Buyer will support transportation expenses.
Art.3. The sold goods will be accompanied with invoice and driver's trip ticket. Art.4. Delegate Vrabie Vasile will receipt the goods at the SELLER'S office and will sign the delivery documents.

                                 4. GUARANTEES
Art.5. The SELLER gives guarantee for the quality of the sold goods, to the BUYER.

                               5. PRICE, PAYMENT
Art.6. The goods prices are specified in the appendixes which are added to the following contract.
Payment will be done in USA dollars, at the rate that will be fixed at the moment of selling of the goods. The BUYER is obligated to pay advanced.

                         6. CONTRACTUAL RESPONSIBILITY
Art.7. If the following contract is partial infringed or total infringed, the guilty side is obligated to pay the money damage.

     SELLER                                                 BUYER

"ILITAX-PAC" LTD                                        "ASCONI" LTD
                                                        ------------

Official negotiators                                Official negotiators
David Gvedasvili                                    _____________________


The translation from Romanian into English was checked in the office of the "INTACT-SERVICE" Ltd.
           Director                       /T. Chukhatskaya-Kirilov/
                                                  Stamp
                                    [SEAL]